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                                                                   EXHIBIT 10.66

                             CONFIDENTIAL TREATMENT

                                 FIRST AMENDMENT

                TO "COLLABORATIVE RESEARCH AND LICENSE AGREEMENT"

This First Amendment is dated 4th February 2002, and is made between CUBIST PHARMACEUTICALS, INC. ("CUBIST"), a Delaware corporation having its principal place of business at 65 Hayden Avenue, Lexington, Massachusetts 02421, U.S.A., and NOVARTIS PHARMA AG ("NOVARTIS"), a Swiss corporation having its principal place of business at Lichtstrasse 35, CH-4002 Basel, Switzerland,.

WHEREAS Cubist and Novartis are parties to a Collaborative Research And License Agreement, dated 4th February, 1999 (hereafter the "Agreement");

WHEREAS Cubist and Novartis wish to amend the Agreement in accordance with the terms and conditions of this First Amendment.

THEREFORE, Cubist and Novartis agree as follows:

1. In SECTION 2.1 ("General") the second sentence shall be amended to read as follows: "The Research Program will have a term of [ * ] years, unless terminated earlier pursuant to Article 12."

2. In SECTION 8.1 ("Funding of the Research Program by Novartis") a second paragraph shall be added as follows:

       ,,In consideration of Cubist's performance of its obligations under the Research Program in the [ * ], Novartis will pay Cubist [ * ] during
       [ * ]. Such funding represents support for [ * ] full-time Cubist employees during the [ * ] at a cost of [ * ] per full-time employee. The amount payable for the [ * ] shall be paid in advance by certified or bank check or wire transfer in United States dollars in four equal payments to be paid quarterly upon presentation of an invoice by Cubist. (each such payment referred to as a "Research Funding Payment"). Research Funding Payments shall be made no later than (a) by the [ * ] business day of each [ * ] of the [ * ] or (b) [ * ] days after receipt of the corresponding invoice, whichever is the later. Research Funding Payments for the [ * ] shall not be credited against [ * ] payments due Cubist under Sections 8.2 through 8.4 below:"

3. In SECTION 8.3.1 ("Technology Transfer Milestone Payments") the half-sentence "PROVIDED HOWEVER, that in no event shall Novartis be required to pay Cubist under this Section 8.3 more than [ * ]" shall be deleted and replaced and superseded by the following:

       "PROVIDED HOWEVER, that in no event shall [ * ]".

4. SECTION 12.1.1 (,,Expiration of the Research Program") shall be deleted and be replaced and superseded in its entirety by the following:

* Confidential Treatment Requested.  Omitted portions filed with the Commission.

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       ,,Unless this Agreement is sooner terminated in accordance with the provisions of this Article 12, the term of the Research Program shall expire upon the completion of [ * ]"

5. In SECTION 13.4 (,,Notices"), the part entitled ,,If to Cubist" shall be be deleted and be replaced and superseded in its entirety by the following:

       ,,If to Cubist:                  Cubist Pharmaceuticals, Inc.
                                        65 Hayden Avenue
                                        Lexington, Massachusetts 02421
                                        Fax:  (781) 861-0566
                                        Attention: Vice President, Research
                                        With a copy to:  Contracts Manager"

6. All other provisions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

7.     This First Amendment will form an integral part of the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the dates indicated below.

CUBIST PHARMACEUTICALS, INC.           NOVARTIS PHARMA AG
By:       /s/ G.H. Shimer, Jr.      By:       /s/ Paul P. Herrling       /s/ Siegward Stru
       --------------------------          -----------------------    --------------------------

Name:     GH Shimer Jr.             Name:     Prof. P Herrling           Siegward Strub, P.h.D
       --------------------------          -----------------------    --------------------------

Title:    VP, Research              Title: Head of Research           BD&L, Head Research Liaison
       --------------------------          Novartis Pharma AG
                                           WSJ 386.13.06
                                           CH-4002 Basel/Switzerland

Date:     1/31/02                   Date:     7/02/02
       --------------------------          -----------------------
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* Confidential Treatment Requested.  Omitted portions filed with the Commission.

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